EXHIBIT 99.1
NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS ANNOUNCES TAX REPORTING INFORMATION FOR 2023 COMMON AND PREFERRED SHARE DISTRIBUTIONS

DALLAS – January 25, 2024 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today announced the tax reporting (Federal Form 1099-DIV) information for the 2023 distributions on its common shares and its Series B, D, E and M preferred shares.
The amounts below represent the income tax treatment applicable to each distribution that is reportable in 2023. The common and preferred distributions that the Company paid on January 17, 2023 to stockholders of record as of December 30, 2022 are reportable in 2023. The common and preferred distributions that the Company paid on January 16, 2024 to stockholders of record as of December 29, 2023 will be reportable in 2024.
The income tax treatment for 2023 for Braemar Hotels and Resorts Inc. Common Stock CUSIP #10482B101 traded on the NYSE under ticker symbol “BHR” is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$0.2000000	$0.0000000	$0.0000000	$0.0000000	$0.2000000
Percent	100%	0%	0%	0%	100%

The income tax treatment for the 2023 distributions for Braemar Hotels and Resorts Inc. Series B Cumulative Convertible Preferred Stock CUSIP #10482B200 traded on the NYSE under ticker symbol “BHRPrB” is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$1.3752000	$0.1781351	$0.1781351	$0.0000000	$1.1970649
Percent	100%	12.95340%	12.95340%	0%	87.04660%

The income tax treatment for the 2023 distributions for Braemar Hotels and Resorts Inc. Series D Cumulative Preferred Stock CUSIP #104823B09 traded on the NYSE under ticker symbol “BHRPrD” is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0624000	$0.2671508	$0.2671508	$0.0000000	$1.7952492
Percent	100%	12.95340%	12.95340%	0%	87.04660%

The income tax treatment for the 2023 distributions for Braemar Hotels and Resorts Inc. Series E Redeemable Preferred Stock (CUSIPs #10482B606, 10482B804, 10482B812, 10482B879, 10482B788, 10482B853 and 10482B838) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$1.9112300	$0.2475692	$0.2475692	$0.0000000	$1.6636608
Percent	100%	12.95340%	12.95340%	0%	87.04660%

Distributions Per Share reflects the annual rate per share for distributions reportable in 2023.

The income tax treatment for the 2023 distributions for Braemar Hotels and Resorts Inc. Series M Redeemable Preferred Stock (CUSIP #10482B705) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0853600	$0.2701249	$0.2701249	$0.0000000	$1.8152351
Percent	100%	12.95340%	12.95340%	0%	87.04660%

The income tax treatment for the 2023 distributions for Braemar Hotels and Resorts Inc. Series M Redeemable Preferred Stock (CUSIP #10482B887) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0791200	$0.2693166	$0.2693166	$0.0000000	$1.8098034
Percent	100%	12.95340%	12.95340%	0%	87.04660%

The income tax treatment for the 2023 distributions for Braemar Hotels and Resorts Inc. Series M Redeemable Preferred Stock (CUSIP #10482B796) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0728600	$0.2685057	$0.2685057	$0.0000000	$1.8043543
Percent	100%	12.95340%	12.95340%	0%	87.04660%

The income tax treatment for the 2023 distributions for Braemar Hotels and Resorts Inc. Series M Redeemable Preferred Stock (CUSIP #10482B861) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0665600	$0.2676897	$0.2676897	$0.0000000	$1.7988703
Percent	100%	12.95340%	12.95340%	0%	87.04660%

The income tax treatment for the 2023 distributions for Braemar Hotels and Resorts Inc. Series M Redeemable Preferred Stock (CUSIP #10482B770) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0602900	$0.2668775	$0.2668775	$0.0000000	$1.7934125
Percent	100%	12.95340%	12.95340%	0%	87.04660%

The income tax treatment for the 2023 distributions for Braemar Hotels and Resorts Inc. Series M Redeemable Preferred Stock (CUSIP #10482B846) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$2.0540200	$0.2660653	$0.2660653	$0.0000000	$1.7879547
Percent	100%	12.95340%	12.95340%	0%	87.04660%
The income tax treatment for the 2023 distributions for Braemar Hotels and Resorts Inc. Series M Redeemable Preferred Stock (CUSIP #10482B820) is as follows:

Distribution Type
	Distributions Per Share	Ordinary Taxable Dividend	Section 199A Dividend	Capital Gain Distribution	Return of Capital
Total Cash Per Share	$1.8790400	$0.2433995	$0.2433995	$0.0000000	$1.6356405
Percent	100%	12.95340%	12.95340%	0%	87.04660%

Distributions Per Share reflects the annual rate per share for distributions reportable in 2023.
In accordance with IRS Code Section 6045B, the Company will post Form 8937, Report of Organizational Actions Affecting Basis of Securities, which may be found in the Corporate Actions section of the Company's website. This form provides detailed information on the return of capital amount of the common and preferred share distributions.
The Company encourages stockholders to consult with their own tax advisors with respect to the federal, state and local, and foreign income tax effects of these dividends.
* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.
Forward-Looking Statements
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.
The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.